GOLDMAN SACHS ETF TRUST
Goldman Sachs Future Real Estate and Infrastructure Equity ETF
(the “Fund”)
Supplement dated December 30, 2024 to the
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),
each dated December 29, 2024, as supplemented to date
At a meeting held on December 12, 2024, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees (the “Board”) of the Goldman Sachs ETF Trust (the “Trust”) approved a proposal to liquidate the Goldman Sachs Future Real Estate and Infrastructure Equity ETF (the “Fund”), a series of the Trust. After careful consideration of a number of factors, the Board concluded that it is advisable and in the best interest of the Fund and its shareholders to liquidate the Fund. The Fund will be liquidated on or about January 17, 2025 (the “Liquidation Date”), pursuant to a Plan of Liquidation approved by the Board. The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.
Suspension of Trading and Creation Orders. After the close of business on January 10, 2025, the Fund will no longer accept creation orders. This is also expected to be the last day of trading of shares of the Fund on the NYSE Arca, Inc. (“NYSE Arca”). Shareholders may sell their Fund shares on NYSE Arca until market close on January 10, 2025, at which point the Fund’s shares will no longer trade on NYSE Arca and the shares will be subsequently delisted. During the time between market close on January 10, 2025 and the Liquidation Date, shareholders will be unable to dispose of their shares on NYSE Arca.
Liquidation of Assets. The Fund may depart from its stated investment objective and policies as it prepares to liquidate and distribute its assets to its shareholders. It is anticipated that the Fund’s portfolio will be positioned into cash, cash equivalents or other liquid assets on or prior to the Liquidation Date. In connection with the liquidation, all outstanding shares of the Fund on the Liquidation Date will be automatically redeemed by the Fund. Each shareholder of record of the Fund on the Liquidation Date will receive proceeds of the automatic redemptions equal to the shareholder’s proportionate interest in the Fund’s net assets plus accrued and unpaid earnings of the Fund at the time of liquidation. Such proceeds received by a shareholder may be in an amount that is greater or less than the amount a shareholder might receive if they dispose of their shares on NYSE Arca prior to market close on January 10, 2025. The liquidation of the Fund’s portfolio will also result in increased transaction costs, which must be borne by the Fund and its shareholders and may result in higher capital gains for taxable shareholders. Shareholders should contact their tax advisers concerning the tax consequences of the liquidation.
This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

GREILIQSTK 12‑14